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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant  to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            _______________________

         Date of Report (Date of earliest event reported)  May 3, 2001


                          Madison River Capital, LLC
            (Exact Name of Registrant as Specified in Its Charter)



         Delaware                          333-36804             56-2156823
(State or Other Jurisdiction of     Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                            103 South Fifth Street
                         Mebane, North Carolina 27302
         (Address of Principal Executive Offices, Including Zip Code)

                                (919) 563-1500
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  Other Events

     On May 3, 2001, Madison River Capital, LLC issued a press release announcing its first quarter financial and operating results for the quarterly period ended March 31, 2001. The press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference herein.


ITEM 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

     Not applicable

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits.

     99.1  Press release dated May 3, 2001 of Madison River Capital, LLC.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MADISON RIVER CAPITAL, LLC


Date:  May 8, 2001            /s/  PAUL H. SUNU
                              -----------------
                              Name:   Paul H. Sunu
                              Title:  Managing Director, Chief Financial Officer
                                      and Secretary
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                                 EXHIBIT INDEX

   Exhibit
   Number                                 Description
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   99.1       Press release dated May 3, 2001 of Madison River Capital, LLC.